EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of CNB Corporation on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, W. Jennings Duncan, President and Chief Executive Officer and Paul R. Dusenbury, Treasurer and Chief Financial Officer, of the CNB Corporation, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.   The above-listed Form 10-Q fully complies with the requirements of Section
     13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in the above-listed Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   May 14, 2004                         /s/W. Jennings Duncan
                                             W. Jennings Duncan
                                             President and Chief Executive Officer

                                             /s/Paul R. Dusenbury
                                             Paul R. Dusenbury
                                             Treasurer and Chief Financial Officer